UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2025
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POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		0-26640	36-3943363
(State or other jurisdiction of		(Commission File Number)	(IRS Employer
incorporation or organization)			Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana		70433-5001
(Address of principal executive offices)			(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pool Corporation was held on April 30, 2025.

(b)  Voting Results

Stockholders elected nine directors to serve a one-year term or until their successors are elected and qualified.  The final votes with respect to each director were as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Peter D. Arvan	33,331,123	172,320	18,272	1,867,137
Martha “Marty” S. Gervasi	32,491,350	1,015,539	14,826	1,867,137
James “Jim” D. Hope	32,626,754	854,899	40,062	1,867,137
Kevin M. Murphy	33,221,308	283,136	17,271	1,867,137
Debra S. Oler	33,248,132	258,889	14,694	1,867,137
Manuel J. Perez de la Mesa	33,281,317	226,439	13,959	1,867,137
Carlos A. Sabater	32,836,777	621,128	63,810	1,867,137
John E. Stokely	32,442,761	1,064,752	14,202	1,867,137
David G. Whalen	29,360,676	4,121,426	39,613	1,867,137

Stockholders ratified the retention of Ernst & Young LLP, certified public accountants, as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2025.  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
33,289,876	2,082,179	16,797	—

Stockholders approved, on an advisory and non-binding basis, the compensation of the company's named executive officers (the say-on-pay vote).  The final votes were as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
32,170,115	1,330,940	20,660	1,867,137

Item 7.01 Regulation FD Disclosure.

On April 30, 2025, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1
Press release issued by Pool Corporation on April 30, 2025, announcing additional authorization under the share repurchase program, the declaration of an increased quarterly cash dividend and the voting results of its annual meeting.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Senior Vice President and Chief Financial Officer

Dated: April 30, 2025